                        TERM SHEET DATED August 25, 1999

                           $600,000,000 (Approximate)

-------------------------------------------------------------------------------

                        GREEN TREE FINANCIAL CORPORATION

                                [GREEN TREE LOGO]

-------------------------------------------------------------------------------
             Certificates for Home Improvement Loans, Series 1999-E
-------------------------------------------------------------------------------






















-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED August, 1999

                        Green Tree Financial Corporation
             Certificates for Home Improvement Loans, Series 1999-E
                           $600,000,000 (Approximate)

                               Subject to Revision

Seller/Servicer            Green Tree Financial Corporation ("Green Tree")

Trustee                    U.S. Bank Trust National Association

Underwriter                Lehman Brothers Inc. (Lead),
                           Chase Securities Inc. (Co),
                           First Union Capital Markets (Co), and
                           Merrill Lynch & Co. (Co)

------------------------------------------------------------------------------------------------------------------------------
                            Amount        Ratings (S&P/Fitch)          WAL at 100% Prepayment Model(1)     Exp. Final Maturity
------------------------------------------------------------------------------------------------------------------------------
To Call
    A-1                  $216,000,000         AAA / AAA                               0.95                     07/2001
    A-2                   $42,000,000         AAA / AAA                               2.05                     12/2001
    A-3                  $124,000,000         AAA / AAA                               3.05                     10/2003
    A-4                   $84,500,000         AAA / AAA                               5.19                     04/2006
    M-1                   $48,000,000         AA / AA                                 7.54                     09/2007
    M-2                   $28,500,000         A / A                                   8.00                     09/2007
    B-1                   $18,000,000         BBB / BBB                               3.66                     01/2004
    B-2                   $39,000,000         BBB- / BBB+                             6.56                     09/2007
To Maturity
    M-1                   $48,000,000         AA / AA                                 7.83                     04/2009
    M-2                   $28,500,000         A / A                                  12.53                     10/2024
    B-2                   $39,000,000         BBB- / BBB+                             7.52                     10/2024
Total Balance           $600,000,000
------------------------------------------------------------------------------------------------------------------------------

(1) The Certificates will be priced assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Loans in the first month of the life of the Home Improvement Loans and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the assumed conditional prepayment rate is 22%.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Cut-off Date               The Trust will be entitled to receive all payments on
                           the contracts due on or after July 31, 1999, for loans other than Subsequent Loans. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Exp. Pricing               Week of August 23, 1999

Exp. Settlement/
Closing Date               [September 15, 1999]

Legal Final                The Payment Date in August 2030

Payment Date               The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing on October 15, 1999.

ERISA                      Only the Class A Certificates are ERISA eligible.

Tax Status                 The Trust will be treated as a "real estate mortgage
                           investment conduit" (a "REMIC") for federal income tax purposes.

Optional Redemption        10% cleanup call

Additional Collateral      The data set forth below with respect to the pool are
                           based solely on the loans identified for inclusion in the pool as of the related Cut-off Date ("Initial
                           Loans"). Certain additional loans will be identified for inclusion in the pool prior to the Closing Date
                           ("Additional Loans"). During a limited period following the Closing Date, the Trust will purchase subsequent loans ("Subsequent Loans"). It is expected that the Additional Loans and Subsequent Loans will have characteristics which are substantially similar to the related group of Initial Loans.

Pre-funding Feature        On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Loans during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The
                           Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Credit Enhancement         Class A:    22.25% subordination (Class M-1, M-2, B-1
                                       and B-2), and Residual (Class C)

                           Class M-1:  14.25% subordination (Class M-2, B-1 and
                                       B-2), and Residual (Class C)

                           Class M-2:  9.50% subordination (Class B-1 and B-2),
                                       and Residual (Class C)

                           Class B-1:  6.50% subordination (Class B-2), and
                                       Residual (Class C)

                           Class B-2:  Limited Guaranty and Residual (Class C)

Distributions              Distributions on each Payment Date will be made from
                           the "Amount Available" which will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee, amounts otherwise payable to Green Tree as the Guaranty Fee, and amounts otherwise payable to the Class C Certificateholder.

                           The Amount Available will generally be applied first to the distributions to the Class A
                           Certificateholders, then to the Class M-1
                           Certificateholders, then to the Class M-2
                           Certificateholders, then to the Class B-1
                           Certificateholders, and then to the Class B-2 Certificateholders.

                           Class A Certificates are senior to Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

Interest on the Class A,
M-1, M-2 and B-1
Certificates               Interest will be distributable first to each Class of
                           Class A Certificates concurrently, then to the Class
                           M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest will accrue at the applicable Pass-Through Rate for each Class on the outstanding related Class A Principal
                           Balance, Class M-1 Adjusted Principal Balance, Class
                           M-2 Adjusted Principal Balance and Class B-1 Adjusted
                           Principal Balance, as applicable, from the Settlement
                           Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will accrue on a 30/360 payment basis for all Certificates.

                           Interest shortfalls will be carried forward, and will bear interest at the applicable Pass- Through Rate, to the extent legally permissible.

                           The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Liquidation Loss Amount allocated to the Class M-1 Certificates. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Liquidation Loss Amount allocated to the Class M-2 Certificates. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Liquidation Loss Amount allocated to the Class B-1 Certificates. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

Principal on the Class A,
M-1, M-2 and B-1
Certificates               After the payment of all interest distributable to
                           Class A, Class M-1, Class M-2 and Class B-1
                           Certificateholders, principal will be distributed in the following manner, to the extent of the remaining
                           Amount Available.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class A Principal          The Senior Percentage of the Formula Principal
                           Distribution Amount will be distributed, to the extent of the Amount Available, first to the Class
                           A-1 Certificateholders, until the Class A-1 Principal
                           Balance has been reduced to zero, then to the Class
                           A-2 Certificateholders until the Class A-2 Principal
                           Balance has been reduced to zero, then to the Class
                           A-3 Certificateholders until the Class A-3 Principal
                           Balance has been reduced to zero, and then to the Class A-4 Certificateholders until the Class A-4
                           Principal Balance has been reduced to zero.

                           The "Senior Percentage" will equal 100% if any of the following exist:

                           i) the Payment Date is prior to October 2002 (month 37); or

                           ii) each Class B Principal Distribution Test (see below) is not satisfied.

                           Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class A Principal Balance and the Class M Principal Balance for a given Payment Date, and the denominator of which is the Pool Scheduled Principal Balance for the immediately preceding Payment Date.

                           The "Formula Principal Distribution Amount" for a Payment Date will generally be equal to the sum of
                           (i) all scheduled payments of principal due on each outstanding Loan during the related Due Period, (ii) the Scheduled Principal Balance of each Loan which, during the related Due Period, was repurchased by Green Tree, (iii) all partial principal prepayments applied and all principal prepayments in full received on each Loan during such Due Period, (iv) the Scheduled Principal Balance of each Loan that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

Class M-1 Principal        Class M-1 Certificateholders will not receive
                           principal payments until the Class A Principal
                           Balance has been reduced to zero. At that time the Class M-1 Certificateholders will be entitled to receive the Senior Percentage of the Formula
                           Principal Distribution Amount, until the Class M-1
                           Principal Balance has been reduced to zero.

Class M-2 Principal        Class M-2 Certificateholders will not receive
                           principal payments until the Class A and Class M-1
                           Principal Balances have been reduced to zero. At that time the Class M-2 Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal Distribution Amount, until the
                           Class M-2 Principal Balance has been reduced to zero.

Class B-1 Principal        The Class B-1 Certificateholders will not receive
                           principal payments unless either (i) (a) the Payment
                           Date occurs in or after October 2002 and (b) each Class B Principal Distribution Test is satisfied or
                           (ii) the Class A Principal Balance and the Class M
                           Principal Balance have each been reduced to zero. At that time, to the extent of the Amount Available remaining after payment of all interest distributable to Class A, Class M-1, Class M-2 and Class B-1
                           Certificateholders, and all principal distributable to the Class A, Class M-1, and Class M-2
                           Certificateholders, the Class B-1 Certificateholders will be entitled to receive the Class B Percentage of the Formula Principal Distribution Amounts until the
                           Class B-1 Principal Balance has been reduced to zero.

                           The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class B Principal
Distribution Tests         (i)      the average Sixty-Day Delinquency Ratio as
                                    of the given Payment Date and the prior two
                                    Payment Dates must not exceed 2.5%;

                           (ii) the average Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5.0%;

                           (iii) the Cumulative Realized Losses as of the given Payment Date must not exceed 10.0%;

                           (iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 2.5%; and

                           (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 19.0%.

Losses on Liquidated
Loans If net liquidation proceeds from liquidated Loans in the respective collection period are less than the Scheduled Principal Balance of such liquidated Loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be first absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to Green Tree, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders.

Liquidation Loss
Interest Interest on Liquidation Loss Amounts will be distributable first to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class M-1 Liquidation Loss Amount, Class M-2 Liquidation Loss Amount and Class B-1 Liquidation Loss Amount, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.

Class B-2 Interest         After payment of principal and interest due to the
                           Class A, Class M-1, Class M-2 and Class B-1
                           Certificateholders, interest will be paid to the Class B-2 Certificateholders. The Class B-2 Limited
                           Guaranty will be available to pay interest to the Class B-2 Certificateholders if the remaining Amount
                           Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

Class B-2 Principal        Except as described below, the Class B-2
                           Certificateholders will not receive principal payments until the Class B-1 Principal Balance has been reduced to zero. At that time, if each Class B
                           Principal Distribution Test is satisfied (unless the
                           Class A and Class M Principal Balances have been reduced to zero), to the extent of the Amount
                           Available remaining after payment of the Class A, the Class M and the Class B-1 Distribution Amounts and any amounts actually paid under the Class B-2 Limited
                           Guaranty, the Class B-2 Certificateholders will receive the Class B Percentage of the Formula
                           Principal Distribution Amount until the Class B-2
                           Principal Balance has been reduced to zero.

                           On each Payment Date, the Class B-2
                           Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class B-2 Limited
Guaranty The Class B-2 Limited Guaranty will be available to pay the Class B-2 Liquidation Loss Principal Amount and the Class B-2 Distribution Amount. The Class B-2 Limited Guaranty will be an unsecured general obligation of Green Tree.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             HOME IMPROVEMENT LOANS

     The Home Improvement Loans consist of conventional and FHA insured home improvement contracts and promissory notes. The obligations of the obligor under each Home Improvement Loan are secured by the related real estate.

     The information concerning the Initial Home Improvement Loans presented below is based on a pool originated through August 6, 1999. Green Tree intends to acquire and sell Additional Home Improvement Loans to the Trust by the Closing Date and Subsequent Home Improvement Loans to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Loans will differ from the characteristics of the Initial Home Improvement Loans shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Loans sold to the Trust will vary materially from those of the Initial Home Improvement Loans described herein.

                                THE INITIAL LOANS

               -------------------------------------------------
               Number of Loans:                           15,904
               Wgt. Avg. Loan Rate:                      12.537%
               Range of Rates:                    6.00% - 20.99%
               Wgt. Avg. Orig. Maturity:                     220
               Wgt. Avg. Rem. Maturity:                      217
               Avg. Rem. Princ. Balance:                $ 18,778
               -------------------------------------------------


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                  INITIAL LOANS


                                                          Aggregate Principal          % of Loans by
                                    Number of                   Balance            Outstanding Principal
           State                      Loans                   Outstanding                 Balance
           -----                    ---------             -------------------      ---------------------
            CA                          1,882               $51,846,843.44                  17.36%
            NY                          1,282                28,094,726.19                   9.41%
            NJ                          1,042                21,184,758.88                   7.09%
            PA                          1,032                19,293,342.11                   6.46%
            MI                          1,030                15,612,336.29                   5.23%
       Other States*                    9,636               162,610,831.14                  54.45%
                                       ------              ---------------                 ------
            Total                      15,904              $298,642,838.05                 100.00%

* No one State in this category constitutes more than 5% of the Outstanding Principal Balance.


                      YEARS OF ORIGINATION OF INITIAL LOANS

                                                                                       % of Loans by
                                    Number of             Aggregate Principal      Outstanding Principal
    Year of Origination               Loans               Balance Outstanding             Balance
    -------------------             ---------             -------------------      ---------------------
               1989                         1                   $10,991.59                     *
               1990                         5                    18,725.75                   0.01%
               1997                         8                   214,391.55                   0.07%
               1998                     1,922                31,682,537.89                  10.61%
               1999                    13,968               266,716,191.27                  89.31%
                                       ------              ---------------                 ------
           Total(1)                    15,904              $298,642,838.05                 100.00%

*    Indicates an amount greater than 0.000% but less than 0.005%.

(1)  Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

             DISTRIBUTION OF ORIGINAL LOAN AMOUNTS OF INITIAL LOANS

                                                                                       % of Loans by
         Original Loan                 Number of          Aggregate Principal      Outstanding Principal
      Amount (in Dollars)                Loans            Balance Outstanding             Balance
      -------------------              ---------          -------------------      ---------------------
     Less than 10,000.00                3,906               $25,714,269.49                   8.61%
   10,000.00 - 14,999.99                3,295                40,147,502.35                  13.44%
   15,000.00 - 19,999.99                2,741                46,740,497.26                  15.65%
   20,000.00 - 24,999.99                1,993                43,740,458.79                  14.65%
   25,000.00 - 29,999.99                1,408                37,854,531.01                  12.68%
   30,000.00 - 34,999.99                  850                27,148,892.04                   9.09%
   35,000.00 - 39,999.99                  587                21,740,223.52                   7.28%
   40,000.00 - 44,999.99                  563                23,691,219.75                   7.93%
   45,000.00 - 49,999.99                  187                 8,757,860.32                   2.93%
   50,000.00 - 54,999.99                  235                12,110,208.69                   4.06%
   55,000.00 - 59,999.99                   33                 1,881,284.79                   0.63%
   60,000.00 - 64,999.99                   27                 1,671,141.09                   0.56%
   65,000.00 - 69,999.99                   15                 1,010,921.20                   0.34%
   70,000.00 - 74,999.99                   12                   863,462.60                   0.29%
   75,000.00 - 79,999.99                   12                   924,632.96                   0.31%
   80,000.00 - 84,999.99                    9                   742,188.16                   0.25%
   85,000.00 - 89,999.99                    6                   521,994.69                   0.17%
   90,000.00 - 94,999.99                    3                   276,747.56                   0.09%
   95,000.00 - 99,999.99                    1                    96,687.07                   0.03%
 100,000.00 - 104,999.99                    3                   307,500.62                   0.10%
 105,000.00 - 109,999.99                    2                   218,749.27                   0.07%
 115,000.00 - 119,999.99                    1                   115,117.68                   0.04%
 120,000.00 - 124,999.99                    1                   121,962.51                   0.04%
 125,000.00 - 129,999.99                    1                   126,160.68                   0.04%
 130,000.00 - 134,999.99                    1                   134,679.33                   0.05%
 135,000.00 - 139,999.99                    1                   138,335.61                   0.05%
 145,000.00 - 149,999.99                    2                   296,669.78                   0.10%
 150,000.00 - 154,999.99                    3                   457,593.75                   0.15%
 170,000.00 - 174,999.99                    1                   171,126.68                   0.06%
 175,000.00 - 179,999.99                    2                   354,513.94                   0.12%
 180,000.00 - 184,999.99                    1                   182,752.92                   0.06%
 190,000.00 - 194,999.99                    2                   382,951.94                   0.13%
                                       ------              ---------------                 ------
                Total(1)               15,904              $298,642,838.05                 100.00%


(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               INITIAL LOAN RATES

                                                                                       % of Loans by

     Range of Loans by              Number of            Aggregate Principal       Outstanding Principal
        Loan Rates                    Loans              Balance Outstanding              Balance
     -----------------              ---------            -------------------       ---------------------
         5.001 - 6.000                      1                    $9,416.67                     *
         7.001 - 8.000                     17                   486,982.32                   0.16%
         8.001 - 9.000                    337                 9,840,217.87                   3.29%
        9.001 - 10.000                  1,535                33,783,047.02                  11.31%
       10.001 - 11.000                  2,179                47,712,684.30                  15.98%
       11.001 - 12.000                  2,438                46,870,701.57                  15.69%
       12.001 - 13.000                  2,320                40,755,758.16                  13.65%
       13.001 - 14.000                  3,175                50,793,378.36                  17.01%
       14.001 - 15.000                  2,530                38,492,545.12                  12.89%
       15.001 - 16.000                    830                17,792,495.82                   5.96%
       16.001 - 17.000                    416                 9,362,185.58                   3.13%
       17.001 - 18.000                    109                 2,416,127.84                   0.81%
       18.001 - 19.000                     14                   276,388.93                   0.09%
   Greater than 19.000                      3                    50,908.49                   0.02%
                                       ------              ---------------                 ------
              Total(1)                 15,904              $298,642,838.05                 100.00%


*    Indicates an amount greater than 0.000% but less than 0.005%.

(1)  Percentages may not add to 100% due to rounding.


                                   REMAINING MONTHS TO MATURITY OF INITIAL LOANS

                                                                                       % of Loans by
                                    Number of            Aggregate Principal       Outstanding Principal
     Months Remaining                 Loans              Balance Outstanding              Balance
     ----------------               ---------            -------------------       ---------------------
            1 - 30                         93                  $363,678.05                   0.12%
           31 - 60                      1,159                 8,228,882.18                   2.76%
           61 - 90                        739                 6,190,395.08                   2.07%
          91 - 120                      3,726                47,243,288.50                  15.82%
         121 - 150                        168                 2,348,694.43                   0.79%
         151 - 180                      3,739                69,933,239.15                  23.42%
         181 - 210                        312                 4,955,761.23                   1.66%
         211 - 240                      1,925                43,218,483.62                  14.47%
         241 - 270                          8                   174,623.64                   0.06%
         271 - 300                      4,033               115,751,690.65                  38.76%
         331 - 360                          2                   234,101.52                   0.08%
                                       ------              ---------------                 ------
          Total(1)                     15,904              $298,642,838.05                 100.00%

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

Percentage of the
Prepayment                    50%                75%                 100%                125%                150%
Assumption               WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
------------------    ----------------     ---------------     ---------------     ---------------     ---------------
To Call
A-1                     1.63     12/02      1.20     01/02      0.95     07/01      0.79     03/01      0.68     12/00
A-2                     3.62     09/03      2.63     08/02      2.05     12/01      1.68     07/01      1.43     04/01
A-3                     5.40     10/06      3.97     01/05      3.05     10/03      2.44     11/02      2.05     04/02
A-4                     8.81     10/10      6.66     12/07      5.19     04/06      4.05     11/04      3.22     11/03
M-1                    12.59     12/12      9.55     11/09      7.54     09/07      6.09     04/06      4.95     03/05
M-2                    13.25     12/12     10.17     11/09      8.00     09/07      6.58     04/06      5.50     03/05
B-1                     5.91     09/06      4.34     12/04      3.66     01/04      3.54     10/03      3.45     08/03
B-2                    10.66     12/12      8.08     11/09      6.56     09/07      5.72     04/06      5.05     03/05
To Maturity
M-1                    12.98     02/15      9.94     11/11      7.83     04/09      6.27     06/07      5.05     01/06
M-2                    18.80     10/24     15.37     10/24     12.53     10/24     10.21     10/24      8.41     10/24
B-2                    11.74     10/24      9.09     10/24      7.52     10/24      6.70     10/24      6.09     10/24

* The Certificates will be priced at 100% of the Prepayment Assumption which assumes a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Loans in the first month of the life of the Loans and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.